UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2011

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Arbor Realty Trust, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on May 27, 2011 for the sole purpose of disclosing the decision as to the frequency with which it will conduct future advisory votes on the compensation of the Company’s named executive officers.

Item 5.07   Submission of Matters to a Vote of Security Holders.

(d)           The Company reported the matters submitted to the stockholders at the 2011 Annual Meeting of Stockholders and the results of the voting in a Current Report filed on May 27, 2011. Such Report is hereby amended pursuant to Item 5.07(d) to report the Company’s decision in light of the vote as to how frequently the Company intends to include a stockholder vote on the compensation of executives in its proxy materials.

Consistent with the stockholders’ advisory vote on this matter, the Company intends to hold future stockholder advisory votes on executive compensation once every three years and the next such vote will occur at the 2014 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: June 4, 2012